UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2006

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27887	33-0846191

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1921 E. Alton Avenue, Santa Ana, California		92705

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

                    Collectors Universe, Inc. issued a press release today reporting that its diamond grading division, Gem Certification & Assurance Lab, Inc. (GCAL), has been selected by the Government of the Northwest Territories of Canada (GNWT) to provide Gemprint digital imaging as the unique identification technology for the GNWT’s diamond certification program.  The selection of GCAL to provide Gemprint digital imaging is part of the continuation of an existing GNWT program that began in 2001 whereby diamonds are certified, at the option of the diamond manufacturer, by GNWT as being mined, cut and polished in the Northwest Territories.   To participate in the GNWT certification program, a diamond manufacturer is required to use GCAL’s certification service, which includes a Gemprint digital image of the diamond.

                    Because the Gemprint image for a GNWT certified diamond can be retrieved from GCAL’s database at any point in the diamond distribution process for matching to the GNWT certificate, there is an increased level of security against anyone being able to successfully substitute, during the distribution process, diamonds sourced outside of the Northwest Territories for the diamonds that have been certified by the GNWT.

                    A copy of the press release reporting GCAL’s selection for the GNWT’s diamond certification program is attached as Exhibit 99.1 to the Current Report on Form 8-K.

                    In accordance with General Instruction B-2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1

Press Release of Collectors Universe, Inc. issued April 20, 2006 reporting the selection of GCAL, the diamond grading division of Collectors Universe, to provide Gemprint digital imaging services for the diamond certification program of the Government of the Northwest Territories of Canada.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: April 20, 2006	By:	/s/ JOE J. WALLACE

Joe J. Wallace, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press Release of Collectors Universe, Inc. issued April 20, 2006 reporting the selection of GCAL, the diamond grading division of Collectors Universe, to provide Gemprint digital imaging services for the diamond certification program of the Government of the Northwest Territories of Canada.

E-1